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                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 7, 1994
                                                     ----------------

                UNITED STATES CELLULAR CORPORATION
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


               Delaware                 1-9712               62-1147325
            ---------------          ------------          --------------
            (State or other          (Commission           (IRS Employer
            jurisdiction of          File Number)          Identification
            incorporation)                                      No.)



   8410 West Bryn Mawr, Suite 700, Chicago, Illinois        60631
   -------------------------------------------------      ---------
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:     (312) 399-8900


                          Not Applicable
                         ----------------
  (Former name or former address, if changed since last report)


     The Exhibit Index is Located on Page 4 of 5 Total Pages.
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Item 5.   Other Events.
          -------------

     On February 4, 1994, Telephone and Data Systems, Inc. ("TDS"), the Company's parent company, announced that a hearing has been ordered by the Federal Communications Commission ("FCC") to determine whether in a previous proceeding involving the application of La Star Cellular Telephone Company for an initial cellular license in a portion of the New Orleans Metropolitan Statistical Area, the Company misrepresented facts to, lacked candor in its dealings with, or attempted to mislead the FCC. The hearing will also determine, based on the evidence presented under that issue, whether TDS possesses the requisite character qualifications to retain its cellular license for the Wisconsin Rural Service Area Number 8. TDS was granted interim authority to continue to operate the Wisconsin 8 cellular system pending completion of the hearing.

     This Current Report on Form 8-K is being filed for the purpose of filing the Press Release issued by TDS relating to such hearing as an exhibit.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c)  Exhibits
     --------

     The exhibit accompanying this report is listed in the accompanying Exhibit Index.

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                       	    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




                         United States Cellular Corporation
(Registrant)

Date:     February 7, 1994


By:    KENNETH R. MEYERS
   ------------------------
Kenneth R. Meyers
Vice President - Finance and Treasurer
(principal financial officer)











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                          EXHIBIT INDEX


Exhibit Number      Description of Exhibit        Sequentially Numbered Page
- --------------      -----------------------       --------------------------
     99             Press Release dated                     5
                    February 4, 1994












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